UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2020

Date of Report (Date of earliest event reported)

MCORPCX, INC.

(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2655

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

__________

ITEM 1.01	Entry into a Material Definitive Agreement

On April 15, 2020, McorpCX, Inc., a California corporation (the "Company") entered into a definitive purchase agreement (the “Purchase Agreement”) to sell all of the membership interests in its wholly-owned subsidiary, McorpCX, LLC, to mfifty, LLC, a California limited liability company controlled by Michael Hinshaw, the current President of McorpCX, LLC (the “Purchaser”). Since the Company’s professional and related consulting services business, which currently constitutes substantially all of the Company’s operations, is conducted through McorpCX, LLC, the sale of McorpCX, LLC constitutes the sale of substantially all of the Company’s assets under the California Corporations Code, and as such, the Company will be seeking stockholder approval of the Purchase Agreement.

The Purchase Agreement provides that as consideration for the sale of McorpCX, LLC, the Company will receive a total of $352,000, in cash consisting of $100,000 received upon the signing of the Purchase Agreement and $252,000 to be received at the closing of the transaction along with a $756,000 promissory note.

The sale of McorpCX, LLC is subject to the approval of the Purchase Agreement by the majority of the outstanding shares of the Company held by disinterested shareholders, the approval of the TSX Venture Exchange, the sale of all of the Company’s shares of common stock currently owed by Mr. Hinshaw to third parties on terms reasonably satisfactory to the Company, and the satisfaction of customary closing conditions. Further, in addition to customary indemnification protections to both parties, the Purchaser has also agreed to indemnify the Company from any liability arising from or related to the conduct of the business of McorpCX, LLC prior to the closing of the transactions contemplated in the Purchase Agreement, excluding any liability related to conduct that was explicitly approved by the Company’s board of directors or any Undisclosed Liability (as defined in the Purchase Agreement).

The foregoing description contains only a summary of certain terms of the Purchase Agreement and the transactions contemplated thereby and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01	Other Events

On April 16, 2020, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of that press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management's attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management's plans and objectives for future operations are forward-looking statements. When used in this Current Report on Form 8-K, the words "anticipate," "believe," "estimate," "expect," and "intend" and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management's expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include, but are not limited to, statements relating to the Company’s plan to complete the sale of McorpCX, LLC pursuant to the terms of the Purchase Agreement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors, risks, uncertainties and assumptions include, but are not limited to the following: the Company’s ability to complete the sale of McorpCX, LLC on the anticipated terms and timetable; the possibility that various closing conditions for the proposed sale may not be satisfied or waived; the Company’s ability to obtain requisite stockholder approval for the sale of McorpCX, LLC; the Company’s ability to obtain TSX-V approval for the sale of McorpCX, LLC; the Company’s ability to achieve anticipated benefits from the proposed sale of McorpCX, LLC and operate successfully as a company focused on software development and technology services; global economic fluctuations, including the economic effects of the Coronavirus Pandemic; the Company’s ability to successfully achieve its strategic initiatives; competition in the Company’s markets; the negative cash flows and operating losses that may recur in the future; the Company’s ability to attract and retain highly skilled professionals; and the Company’s ability to maintain costs at an acceptable level. In light of these and other uncertainties, including the Company’s risk factors contained in the Company’s filings with the United States Securities and Exchange Commission, the forward-looking statements included in this Current Report on Form 8-K should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise the statements.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of a vote or proxy. In connection with the proposed sale of McorpCX, LLC, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and certain other relevant materials (when they become available) and other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to McorpCX, Inc., 201 Spear Street, Suite 1100 San Francisco, CA 94105 or by calling (415) 526-2655.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of the Company, and the number of shares of the Company’s common stock beneficially owned by such persons, is set forth in the Company’s Annual Report on Form 10-K for the period ended December 31, 2019, filed with the SEC on March 27, 2020. Additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the transaction can be obtained by reading the proxy statement regarding the transaction when it becomes available.

ITEM 9.01	Exhibits

10.1	Unit Purchase Agreement dated April 15, 2020, among McorpCX, Inc. and mfifty, LLC

99.1	Press Release dated April 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCORPCX, INC.

Date:	April 16, 2020	By:	/s/ Matthew Kruchko
		Name:	Matthew Kruchko
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Unit Purchase Agreement dated April 15, 2020,among McorpCX, Inc. and mfifty, LLC

99.1	Press Release dated April 16, 2020